GSR MORTGAGE LOAN TRUST 2005-AR7

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2005-AR7

MASTER SERVICING

and

TRUST AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,

as Depositor,

U.S. BANK NATIONAL ASSOCIATION,

as Trustee,

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as a Custodian

WELLS FARGO BANK, N.A.,
as Securities Administrator, Master Servicer and a Custodian

and

THORNBURG MORTGAGE HOME LOANS, INC.

as Credit Risk Advisor

Dated as of October 1, 2005

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

2

Section 1.01

Standard Terms

2

Section 1.02

Defined Terms

3

ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

19

Section 2.01

Conveyance to the Trustee

19

Section 2.02

Acceptance by the Trustee

20

Section 2.03

REMIC Elections and REMIC Designation.

20

ARTICLE III REMITTING TO CERTIFICATEHOLDERS

25

Section 3.01

Distributions to Certificateholders

25

Section 3.02

Allocation of Realized Losses and Shortfalls

31

Section 3.03

Crossover Amounts.

32

ARTICLE IV THE SECURITIES

33

Section 4.01

The Certificates

33

Section 4.02

Denominations

33

Section 4.03

Redemption of Certificates

33

Section 4.04

Securities Laws Restrictions

34

ARTICLE V MISCELLANEOUS PROVISIONS

34

Section 5.01

Request for Opinions

34

Section 5.02

Schedules and Exhibits

34

Section 5.03

Governing Law

34

Section 5.04

Counterparts

35

Section 5.05

Notices

35

SCHEDULES AND EXHIBITS

Schedule I

Mortgage Loans

Schedule IA

JPMorgan Chase Bank, National Association-custodied Mortgage Loans

Schedule IB

Wells Fargo Bank, N.A.-custodied Mortgage Loans

Exhibit 1A1

Form of Class 1A1 Certificate

Exhibit 1A2

Form of Class 1A2 Certificate

Exhibit 2A1

Form of Class 2A1 Certificate

Exhibit 2A2

Form of Class 2A2 Certificate

Exhibit 3A1

Form of Class 3A1 Certificate

Exhibit 4A1

Form of Class 4A1 Certificate

Exhibit 4A2

Form of Class 4A2 Certificate

Exhibit 5A1

Form of Class 5A1 Certificate

Exhibit 5A2

Form of Class 5A2 Certificate

Exhibit 6A1

Form of Class 6A1 Certificate

Exhibit 1B1

Form of Class 1B1 Certificate

Exhibit 1B2

Form of Class 1B2 Certificate

Exhibit 1B3

Form of Class 1B3 Certificate

Exhibit 1B4

Form of Class 1B4 Certificate

Exhibit 1B5

Form of Class 1B5 Certificate

Exhibit 1B6

Form of Class 1B6 Certificate

Exhibit 2B1

Form of Class 2B1 Certificate

Exhibit 2B2

Form of Class 2B2 Certificate

Exhibit 2B3

Form of Class 2B3 Certificate

Exhibit 2B4

Form of Class 2B4 Certificate

Exhibit 2B5

Form of Class 2B5 Certificate

Exhibit 2B6

Form of Class 2B6 Certificate

Exhibit R

Forms of Class R Certificates

Exhibit RT1

Forms of Class RT1 Certificates

Exhibit RT2

Forms of Class RT2 Certificates

MASTER SERVICING AND TRUST AGREEMENT

THIS MASTER SERVICING AND TRUST AGREEMENT dated as of October 1, 2005 (this “Trust Agreement”), is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the “Depositor”), U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a custodian (the “JPM Custodian”), WELLS FARGO BANK, N.A., as securities administrator (in such capacity, the “Securities Administrator”), master servicer (in such capacity, the “Master Servicer”) and a custodian (in such capacity, the “WFB Custodian” and together with the JPM Custodian, the “Custodians” and each a “Custodian”), and THORNBURG MORTGAGE HOME LOANS, INC., as credit risk advisor (the “Credit Risk Advisor”).

PRELIMINARY STATEMENT

WHEREAS, the Depositor is duly authorized to form GSR Mortgage Loan Trust 2005-AR7 as a trust (the “Trust”) to issue a series of securities with an aggregate initial outstanding principal balance of $1,797,494,702 to be known as the Mortgage Pass-Through Certificates, Series 2005-AR7 (the “Certificates”).  The Trust is formed by this Trust Agreement, which fully incorporates by reference the Standard Terms to Master Servicing and Trust Agreement October 2005 Edition (the “Standard Terms”).  The Certificates in the aggregate evidence the entire beneficial ownership in the Trust.  The Certificates consist of the 19 Classes of publicly offered certificates and 6 Classes of privately placed certificates set forth in Section 2.03(c) herein.

WHEREAS, pursuant to Section 11.01 of the Standard Terms, the Securities Administrator, on behalf of the Trust, will make an election to treat all of the assets of the Trust (exclusive of amounts distributable as the Credit Risk Advisor’s Fee) as three real estate mortgage investment conduits (each, a “REMIC” and, individually, “REMIC I,” “REMIC II” and “REMIC III”) for federal income tax purposes.  The “startup day” of each REMIC for purposes of the REMIC Provisions is the Closing Date.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Trustee, the Custodians, the Securities Administrator and the Master Servicer agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Standard Terms.  The Depositor, the Trustee, each Custodian, the Securities Administrator, the Master Servicer and the Credit Risk Advisor acknowledge that the Standard Terms prescribe certain obligations of each such entity, with respect to the Certificates.  The Depositor, the Trustee, the Securities Administrator, each Custodian, the Master Servicer and the Credit Risk Advisor agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of each of the Custodians and agrees to deliver, or cause to be delivered, to each applicable Custodian the applicable Mortgage Loan documents that are to be included in the respective Trustee Mortgage Loan File for each Mortgage Loan.  The Depositor and each Custodian acknowledge that, pursuant to any existing Custodial Agreements entered into between a Custodian and predecessors in interest of the Depositor, such Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor shall assign each such Custodial Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.

Section 1.02

Defined Terms.  Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Sale and Servicing Agreements.  In the event of a conflict between the Standard Terms and the Sale and Servicing Agreements, the Sale and Servicing Agreements shall govern.  In the event of a conflict between the Standard Terms and this Trust Agreement, the Trust Agreement shall govern.  As used herein, the following terms shall have the respective meanings assigned thereto:

“Accrued Certificate Interest”:  For each Class of Certificates and any Distribution Date, the sum of (i) previously accrued Certificate Interest for such Class that remained unpaid on the previous Distribution Date (on a cumulative basis) and (ii) accrued Certificate Interest for such Class for the related Interest Accrual Period.  Accrued Certificate Interest may be reduced for certain interest shortfalls, as further set forth in Section 3.02.

“Administrative Cost Rate”:  For each Mortgage Loan, the applicable Servicing Fee Rate plus the Lender Paid Mortgage Insurance Rate, if applicable, plus, in the case of the Track 2 Loans only, the Credit Risk Advisor’s Fee.

“Affected Senior Certificate”: As defined in Section 3.03 hereof.

“Affected Subordinate Certificate”:  As defined in Section 3.01(f) hereof.

“Apportioned Principal Balance”:  For any Class of Subordinate Certificates and any Distribution Date, the Class Principal Balance of such Class immediately prior to such Distribution Date multiplied by a fraction, the numerator of which is the related Group Subordinate Amount for such date and the denominator of which is the sum of the Group Subordinate Amounts for such date.

“Assignment Agreements”:  Each of the Step 1 Assignment Agreements and the Step 2 Assignment Agreements, collectively.

“Available Distribution Amount”:  For any Distribution Date and any Loan Group, the sum for the Mortgage Loans in such Loan Group of the following amounts:

(1)

the total amount of all cash received from or on behalf of the Borrowers or advanced by the applicable Servicer (or the Master Servicer, or, if the applicable Servicer is Wells Fargo, the Trustee) as successor servicer in the event the applicable Servicer fails to make such required advances, or by the Trustee as successor master servicer in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms) on the Mortgage Loans in such Loan Group and not previously distributed (including Advances made by such Servicer (or the Master Servicer as successor servicer, or by the Trustee if the applicable Servicer is Wells Fargo) in the event the applicable Servicer fails to make any such required advances or the Trustee as successor master servicer, or by another successor servicer, in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms), Compensating Interest Payments made by such Servicer (or the Master Servicer or the Trustee as successor Master Servicer, as the case may be) and proceeds of Mortgage Loans that are liquidated), except:

(a)

all Scheduled Payments collected but due on a Due Date after that Distribution Date;

(b)

all Curtailments received after the previous calendar month;

(c)

all Payoffs received after the previous calendar month (together with any interest payment received with those Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period after the previous calendar month);

(d)

Liquidation Proceeds and Insurance Proceeds received on the Mortgage Loans in such Loan Group after the previous calendar month;

(e)

all amounts in the REMIC I Distribution Account and the REMIC II Distribution Account from Mortgage Loans in the related Loan Groups that are then due and payable to the applicable Servicer under the related Sale and Servicing Agreement;

(f)

the Servicing Fee and the Lender Fee Paid Mortgage Insurance Amount for each Mortgage Loan in such Loan Group, net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date;

(g)

any Crossover Amount from such Loan Group required to be allocated to any other Loan Group pursuant to Section 3.03; and

(h)

such Loan Group’s share of all amounts reimbursable on such Distribution Date to the Master Servicer, the Securities Administrator, the Custodians and the Trustee as provided herein.

(2)

the total amount of any cash received by the Securities Administrator or the applicable Servicer (or the Master Servicer or the Trustee) from the repurchase by the applicable Seller, the Depositor or GSMC of any Mortgage Loans pursuant to any Assignment Agreement or Sale and Servicing Agreement, together with any Substitution Adjustment Amount received by the Securities Administrator in connection with the substitution by the Depositor of a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan pursuant to Section 2.03 of the Standard Terms to this Trust Agreement, in each case as a result of defective documentation or breach of representations and warranties (provided that the obligation to repurchase arose before the related Due Date);

(3)

any Crossover Amount from any other Loan Group required to be allocated to such Loan Group pursuant to Section 3.03; and

(4)

any Subsequent Recoveries received with respect to the Mortgage Loans in such Loan Group.

“Bankruptcy Coverage”: For any Distribution Date, an amount equal to the greater of (i) (x) (A) in the case of the Track 1 Loans, $278,226 or (B) in the case of the Track 2 Loans, $186,070, or in each case, such lesser amount as may be determined by the Depositor from time to time upon written confirmation from each Rating Agency that the use of such lesser amount will not adversely affect the then current ratings assigned to any Class of Certificates by such Rating Agency, minus (y) the aggregate amount of Bankruptcy Losses allocated to the Certificates on or prior to such date and (ii) zero.

“BoA”:  Bank of America, National Association, or any successor in interest.

“Book-Entry Certificates”:  The Senior Certificates and the Senior Subordinate Certificates.

“Certificate Group”:  Each of the Group 1 Certificates, the Group 2 Certificates, the Group 3 Certificates, the Group 4 Certificates, the Group 5 Certificates and the Group 6 Certificates.

“Certificate Interest”:  For each Class of Certificates, on each Distribution Date, an amount equal to the product of (a) the Certificate Rate for such Class, (b) a fraction, the numerator of which is 30, and the denominator of which is 360, and (c) the applicable Class Principal Balance.

“Certificate Rate”:  With respect to each Class of Certificates on any Distribution Date, the percentage per annum rate or other entitlement to interest described in Section 2.03 hereof.

“Certificates”:  The Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 3A1, Class 4A1, Class 4A2, Class 5A1, Class 5A2, Class 6A1, Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5, Class 1B6, Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5, Class 2B6, Class R, Class RT1 and Class RT2 Certificates.

“Class”:  Each class of Certificates or REMIC Interests.

“Class B Certificates”:  The Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5, Class 1B6, Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5 and Class 2B6 Certificates.

“Class I Interests”:  The Class I-1B, Class I-1Q, Class I-2B, Class I-2Q, Class I-3B, Class I-3Q, Class I-4B, Class I-4Q, Class I-5B and Class I-5Q Interests, each of which shall constitute a class of regular interests in REMIC I.

“Class II Interests”:  The Class II-6A1, Class II-2B1, Class II-2B2, Class II-2B3, Class II-2B4, Class II-2B5 and Class II-2B6 Interests, each of which shall constitute a class of regular interests in REMIC II.

“Class III Interests”:  The Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 3A1, Class 4A1, Class 4A2, Class 5A1, Class 5A2 and Class 6A1 Certificates, and each Class B Certificate, each of which shall constitute a class of regular interests in REMIC III.

“Class Principal Balance”:  With respect to each Class of Certificates or Interests, as of the close of business on any Distribution Date, the initial balance of such Class of Certificates or Interests set forth in Section 2.03(c) reduced by (a) all principal payments (other than payments in reimbursement of Realized Losses) previously distributed to such Class of Certificates or Interests in accordance with the Trust Agreement, and (b) all Realized Losses, if any, previously allocated to such Class of Certificates or Interests pursuant to the Trust Agreement, and increased by (c) the amount of any Subsequent Recoveries allocated to that Class.

“Class R Certificates”:  The Certificates constituting the sole class of “residual interest” (as defined in Code Section 860G(a)(2)) in REMIC III.

“Class RT1 Certificates”:  The Certificates constituting the sole class of “residual interest” (as defined in Code Section 860G(a)(2)) in REMIC I.

“Class RT2 Certificates”:  The Certificates constituting the sole class of “residual interest” (as defined in Code Section 860G(a)(2)) in REMIC II.

“Closing Date”:  October 31, 2005.

“CMT Rate”:  A rate determined based on the average weekly yield on U.S. Treasury securities adjusted to a constant maturity of one year as published in Federal Reserve Statistical Release H.15 (519) during the last full week occurring 45 days prior to the applicable loan adjustment date, and annually thereafter.

“Countrywide”:  Countrywide Home Loans, Inc., or any successor in interest.

“Countrywide Servicing”:  Countrywide Home Loans Servicing, LP, or any successor in interest.

“Crossover Amounts”:  Amounts related to a Loan Group that are required to be paid to the Senior Certificates related to another Loan Group pursuant to Section 3.03.

“Curtailments”:  Voluntary partial prepayments on a Mortgage Loan (i.e., not including Payoffs, Liquidation Proceeds, Insurance Proceeds, or Condemnation Proceeds).

“Custodial Agreement”:  Each of (i) the Custodial Agreement dated as of August 1, 2002, among GSMC, the JPM Custodian and BoA; (ii) the Amended and Restated Custodial Agreement dated as of March 1, 2004, among GSMC, Countrywide, Countrywide Servicing and the JPM Custodian; (iii) the Custodial Agreement dated as of May 1, 2004, among GSMC, Nat City and the JPM Custodian; (iv) the Custodial Agreement dated as of August 1, 2005, among GSMC, SunTrust and the JPM Custodian and (v) the Custodial Agreement dated as of August 1, 2003, as amended by Amendment No. 1 thereto dated as of October 25, 2003, each between GSMC, Wells Fargo, as servicer, and the WFB Custodian.

“Custodian”:  Each of JPMorgan Chase Bank, National Association (formerly known as JPMorgan Chase Bank) and Wells Fargo Bank, N.A., each in its respective capacity as custodian under the applicable Custodial Agreements, and any successor Custodians thereunder.

“Cut-Off Date”:  October 1, 2005.

“Delinquency/Loss Test”:  A test that is satisfied on any Distribution Date (i) with respect to the Track 1 Loan Group if:  (A) the aggregate outstanding principal balance of the Mortgage Loans related to the Track 1 Loan Group delinquent 60 days or more (including Mortgage Loans related to the Track 1 Loan Group in bankruptcy or foreclosure and REO Property) averaged over the immediately preceding three-month period is less than or equal to 50% of the aggregate outstanding Class Principal Balance of the Track 1 Subordinate Certificates as of such Distribution Date, and (B) cumulative Realized Losses as of each Distribution Date prior to November 2013, November 2014, November 2015 and November 2016 (and each November thereafter) do not exceed 30%, 35%, 40%, 45% and 50%, respectively, of the aggregate initial Class Principal Balance of the Track 1 Subordinate Certificates, and (ii) with respect to the Track 2 Loan Group if:  (A) the aggregate outstanding principal balance of the Mortgage Loans related to the Track 2 Loan Group delinquent 60 days or more (including Mortgage Loans related to the Track 2 Loan Group in bankruptcy or foreclosure and REO Property) averaged over the immediately preceding three-month period is less than or equal to 50% of the aggregate outstanding Class Principal Balance of the Track 2 Subordinate Certificates as of such Distribution Date, and (B) cumulative Realized Losses as of each Distribution Date prior to November 2013, November 2014, November 2015 and November 2016 (and each November thereafter) do not exceed 30%, 35%, 40%, 45% and 50%, respectively, of the aggregate initial Class Principal Balance of the Track 2 Subordinate Certificates.

“Distribution Date”:  The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day.  The initial Distribution Date shall be November 25, 2005.

“Due Date”:  For any Mortgage Loan, the first day in each calendar month.

“Due Period”:  With respect to each Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date and ending on, and including, the first day of the month of such Distribution Date.

“Excess Bankruptcy Losses”: For any Distribution Date, the amount of Bankruptcy Losses for such Distribution Date in excess of the Bankruptcy Coverage for such Distribution Date.

“Excess Fraud Losses”: For any Distribution Date, the amount of Fraud Losses for such Distribution Date in excess of the Fraud Coverage for such Distribution Date.

“Excess Special Hazard Losses”: For any Distribution Date, the amount of Special Hazard Losses for such Distribution Date in excess of the Special Hazard Coverage for such Distribution Date.

“Excess Special Losses”: Collectively, Excess Fraud Losses, Excess Bankruptcy Losses and Excess Special Hazard Losses.

“Fitch”:  Fitch Ratings, and its successors in interest.

“Fraud Coverage”: For any Distribution Date, an amount equal to (i) the following percentage of the aggregate Scheduled Principal Balance of the Track 1 Loans or the Track 2 Loans, as applicable, as of the Due Date in the preceding calendar month (or, in the case of the first Distribution Date, as of the Cut-Off Date): (A) for the period from and including the Cut-Off Date to but excluding the date of the first anniversary of the Cut-Off Date, 1.00%, (B) for the period from and including the date of the first anniversary of the Cut-Off Date to but excluding the date of the second anniversary of the Cut-Off Date, 1.00%, (C) for the period from and including the date of the second anniversary of the Cut-Off Date to but excluding the date of the third anniversary of the Cut-Off Date, 1.00%, and (D) for the period from and including the date of the third anniversary of the Cut-Off Date to but excluding the date of the fifth anniversary of the Cut-Off Date, 0.50%, minus (ii) the aggregate amount of Fraud Losses allocated to the Track 1 Certificates or the Track 2 Certificates, as applicable, on or prior to such Distribution Date. On the date of the fifth anniversary of the Cut-Off Date, and for each Distribution Date thereafter, the Fraud Coverage shall be zero.  In no event may the Fraud Coverage be less than zero.

“Group 1 Certificates”:  The Class 1A1 and Class 1A2 Certificates.  The Group 1 Certificates are related to Loan Group 1.

“Group 2 Certificates”:  The Class 2A1, Class 2A2, Class R and Class RT1 Certificates.  The Group 2 Certificates are related to Loan Group 2.

“Group 3 Certificates”:  The Class 3A1 Certificates.  The Group 3 Certificates are related to Loan Group 3.

“Group 4 Certificates”:  The Class 4A1 and Class 4A2 Certificates.  The Group 4 Certificates are related to Loan Group 4.

“Group 5 Certificates”:  The Class 5A1 and Class 5A2 Certificates.  The Group 5 Certificates are related to Loan Group 5.

“Group 6 Certificates”:  The Class 6A1 and Class RT2 Certificates.  The Group 6 Certificates are related to Loan Group 6.

“Group 1 Loans”:  The Mortgage Loans in Loan Group 1.

“Group 2 Loans”:  The Mortgage Loans in Loan Group 2.

“Group 3 Loans”:  The Mortgage Loans in Loan Group 3.

“Group 4 Loans”:  The Mortgage Loans in Loan Group 4.

“Group 5 Loans”:  The Mortgage Loans in Loan Group 5.

“Group 6 Loans”:  The Mortgage Loans in Loan Group 6.

“Group Subordinate Amount”:  As to any Distribution Date and (i) the Mortgage Loans in Loan Group 1, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 1 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 1 Certificates after giving effect to distributions on that preceding Distribution Date; (ii) the Mortgage Loans in Loan Group 2, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 2 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 2 Certificates after giving effect to distributions on that preceding Distribution Date; (iii) the Mortgage Loans in Loan Group 3, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 3 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 3 Certificates after giving effect to distributions on that preceding Distribution Date; (iv) the Mortgage Loans in Loan Group 4, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 4 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 4 Certificates after giving effect to distributions on that preceding Distribution Date; (v) the Mortgage Loans in Loan Group 5, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 5 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 5 Certificates after giving effect to distributions on that preceding Distribution Date; and (vi) the Mortgage Loans in Loan Group 6, shall be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 6 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 6 Certificates after giving effect to distributions on that preceding Distribution Date.

“GSMC”:  Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest.

“Interest Accrual Period”:  For any Distribution Date and each Class of Certificates, the calendar month preceding the month in which such Distribution Date occurs, calculated on the basis of a 360-day year consisting of twelve thirty-day months.

“Junior Subordinate Certificates”:  The Class 1B4, Class 1B5, Class 1B6, Class 2B4, Class 2B5 and Class 2B6 Certificates.

“Lender Paid Mortgage Insurance Amount”:  With respect to any Lender Paid Mortgage Insurance Loan, the interest portion of each Scheduled Payment that is paid by the related Borrower that will be used to pay the monthly premium of the “lender paid” primary insurance policy on such Lender Paid Mortgage Insurance Loan, which is calculated by multiplying the Scheduled Principal Balance as of the related date of determination on such Lender Paid Mortgage Insurance Loan by the applicable Lender Paid Mortgage Insurance Rate.

“Lender Paid Mortgage Insurance Loan”:  Each of the Mortgage Loans identified on the Mortgage Loan Schedule as having a Lender Paid Mortgage Insurance Rate.

“Lender Paid Mortgage Insurance Rate”:  With respect to any Lender Paid Mortgage Insurance Loan, a per annum rate equal to the percentage indicated on the Mortgage Loan Schedule under the heading “Lender Paid Mortgage Insurance Rate.”

“Liquidated Mortgage Loan”: A Mortgage Loan for which the applicable Servicer has determined that it has received all amounts that it expects to recover from or on account of the Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds, the liquidation of any assets pledged for the further security of such Mortgage Loan in addition to the Mortgaged Property or otherwise.

“Liquidation Principal”:  For any Distribution Date, the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

“Loan Group 1”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 1.

“Loan Group 2”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 2.

“Loan Group 3”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 3.

“Loan Group 4”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 4.

“Loan Group 5”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 5.

“Loan Group 6”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 6.

“Master Servicer”:  Wells Fargo Bank, N.A., its successors and assigns, including any successor master servicer.

“Master Servicer Investment Period”:  With respect to any Master Servicer Remittance Date and the related amounts in the Master Servicer Account, the period commencing on the third Business Day preceding such Distribution Date and ending on the Master Servicer Remittance Date.

“Master Servicing Fee”:  With respect to any Master Servicer Remittance Date, all income and gain realized from the investment of funds in the Master Servicer Account.

“Moody’s”:  Moody’s Investors Service, Inc., and its successors in interest.

“Mortgage Loans”:  The mortgage loans listed on Schedule I hereto.

“Nat City”: National City Mortgage Co., or any successor in interest.

“Net Rate”:  With respect to each Mortgage Loan, the interest rate of such Mortgage Loan less the Administrative Cost Rate applicable to such Mortgage Loan.  For purposes of calculating the Certificate Rates of the REMIC Interests and Certificates, the Net Rate of a Mortgage Loan shall be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Borrower.  Further, in the case of any Distribution Date and any Mortgage Loan that has a first payment date after the first day of the related Due Period, the Net Rate of such Mortgage Loan shall be treated as zero for purposes of calculating the Certificate Rates of the REMIC Interests and the Certificates.

“Net WAC Rate”:  With respect to any Distribution Date and each Loan Group, the per annum rate equal to a fraction (i) the numerator of which is the sum, for each Mortgage Loan in such Loan Group, of the product of (x) the Net Rate in effect for such Mortgage Loan as of the beginning of the related Due Period and (y) the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the related Due Period (after taking into account scheduled payments of principal on such date), and (ii) the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in such Loan Group as of the beginning of the related Due Period.

“Payoffs”:  Voluntary prepayments in full on a Mortgage Loan.

“Prepayment Period”:  As to each Distribution Date, the preceding calendar month.

“Principal Payment Amount”:  For any Distribution Date and any Loan Group, the sum, for all Mortgage Loans in such Loan Group, of the portion of Scheduled Payments due on the Due Date immediately before the Distribution Date that are allocable to principal on the Mortgage Loans in such Loan Group.

“Principal Prepayment Amount”:  For any Distribution Date and any Loan Group, the sum, for all of the Mortgage Loans in such Loan Group, of all Payoffs and Curtailments that were received during the related Prepayment Period.

“Rating Agency”:  As to each Class of Certificates other than the Class 1B6 and Class 2B6 Certificates, S&P and, as to each Class of Certificates other than the Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5, Class 1B6, Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5 and Class 2B6 Certificates, Fitch.

“Record Date”:  For any Distribution Date and any Class of Certificates, the last Business Day of the related Interest Accrual Period.

“Regular Certificates”:  The Senior Certificates and the Subordinate Certificates.

“Regular Interests”:  The REMIC I Regular Interests, the REMIC II Regular Interests or the Certificates (other than the Residual Certificates).

“REMIC”:  REMIC I, REMIC II or REMIC III.

“REMIC Interests”:  Each Class of Regular Interests and the Class R, Class RT1 and Class RT2 Certificates issued pursuant to Section 2.03.

“REMIC I”:  One of the real estate mortgage investment conduits created in the Trust, the assets of which consist of the Track 1 Loans and the REMIC I Distribution Account.

“REMIC I Regular Interests”:  The regular interests issued by REMIC I, consisting of the Class I Interests.

“REMIC I Subordinated Balance Ratio”:  The ratio among the principal balances of the Class I-1B Interest, Class I-2B Interest, Class I-3B Interest, Class I-4B Interest and Class I-5B Interest equal to the ratio among the Group Subordinate Amounts for each of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5.

“REMIC II”:  One of the real estate mortgage investment conduits created in the Trust, the assets of which consist of the Track 2 Loans and the REMIC II Distribution Account.

“REMIC II Regular Interests”:  The regular interests issued by REMIC II, consisting of the Class II Interests.

“REMIC III”:  One of the real estate mortgage investment conduits created in the Trust, the assets of which consist of the Certificate Account, the REMIC I Regular Interests and the REMIC II Regular Interests.

“Remittance Date”:  The 18th day of each month, or if such day is not a Business Day, either the next succeeding business day or the business day immediately preceding such date, as set forth in the applicable Sale and Servicing Agreement.

“Residual Certificates”:  The Class R, Class RT1 and Class RT2 Certificates.

“RFC”:  Residential Funding Corporation, or any successor in interest.

“S&P”:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

“Sale and Servicing Agreement”:  Each of (1) the Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement dated as of July 1, 2005, between GSMC and BoA; (2) the Master Mortgage Loan Purchase Agreement dated as of July 1, 2004, between GSMC and Countrywide; (3) the Servicing Agreement dated as of July 1, 2004, between GSMC and Countrywide Servicing; (4) the Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of August 1, 2003, as amended by Amendment No. 1 dated as of July 1, 2004, each between GSMC and Nat City; (5) the Standard Terms and Provisions of Sale and Servicing Agreement dated as of September 29, 2005, between GSMC and RFC; (6) the Flow Seller’s Warranties and Servicing Agreement dated as of November 1, 2004, between GSMC and SunTrust; and (7) the Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of June 1, 2005, between GSMC and Wells Fargo; in each case, as modified by the related Assignment Agreements.

“Scheduled Payment”:  For each Mortgage Loan, payments of interest and principal scheduled to be paid on each Due Date in accordance with the terms of related Mortgage Note.

“Securities Administrator”:  Wells Fargo Bank, N.A. in its capacity as Securities Administrator under this Trust Agreement, or its successor in interest in such capacity.

“Securities Administrator Fee”:  With respect to any Distribution Date, all income and gain realized from the investment of funds in the Certificate Account during the period from and including the Distribution Date immediately preceding such Distribution Date, to but excluding such Distribution Date.

“Seller”:  Each of BoA, Countrywide, NatCity, RFC, SunTrust and Wells Fargo.

“Senior Certificates”:  Collectively, the Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 3A1, Class 4A1, Class 4A2, Class 5A1, Class 5A2 and Class 6A1 Certificates.

“Senior Liquidation Amount”:  For any Distribution Date and any Loan Group, shall equal the aggregate, for each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the applicable Senior Percentage of the Scheduled Principal Balance of that Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

“Senior Percentage”:  For any Distribution Date and any Loan Group, shall equal the lesser of (a) 100% and (b) the sum of the Class Principal Balances (immediately before the Distribution Date) of the Senior Certificates related to such Loan Group, divided by the aggregate Scheduled Principal Balance of the Mortgage Loans in such Loan Group as of the beginning of the Due Period related to such Distribution Date.

“Senior Prepayment Amount”:  For any Distribution Date and any Loan Group, the product of (i) the applicable Senior Prepayment Percentage and (ii) the Principal Prepayment Amount for such Loan Group received during the related Prepayment Period.

“Senior Prepayment Percentage”: For each Distribution Date and any Loan Group, the applicable Senior Percentage for such Distribution Date, plus the percentage of the Subordinate Percentage for the applicable Loan Group or Loan Groups identified below for the period during which such Distribution Date occurs:

Track 1 Loan Group
Distribution Date	Percent of Applicable Subordinate Percentage
November 2005 through October 2012	100%
November 2012 through October 2013	70%
November 2013 through October 2014	60%
November 2014 through October 2015	40%
November 2015 through October 2016	20%
November 2016 and thereafter (other than the final Distribution Date)	0%
Final Distribution Date	100%

Track 2 Loan Group
Distribution Date	Percent of Applicable Subordinate Percentage
November 2005 through October 2012	100%
November 2012 through October 2013	70%
November 2013 through October 2014	60%
November 2014 through October 2015	40%
November 2015 through October 2016	20%
November 2016 and thereafter (other than the final Distribution Date)	0%
Final Distribution Date	100%

provided, however, that, (i) on any Distribution Date, if the Senior Percentage (x) for any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5 for such Distribution Date exceeds the initial Senior Percentage of any such Loan Group as of the Closing Date, then the Senior Prepayment Percentage for each such Loan Group and that Distribution Date shall equal 100%; and (y) for Loan Group 6 for such Distribution Date exceeds the initial Senior Percentage of such Loan Group as of the Closing Date, then the Senior Prepayment Percentage for such Loan Group and that Distribution Date shall equal 100%; (ii) if before the Distribution Date in November 2008, (x) the combined Subordinate Percentage for the Track 1 Loan Group for such Distribution Date is greater than twice the combined Subordinate Percentage as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in Track 1 Loan Group is less than or equal to 20% of the initial aggregate Class Principal Balance of the Track 1 Subordinate Certificates, then the Senior Prepayment Percentage for the Track 1 Loan Group for such Distribution Date shall equal the Senior Percentage for the Track 1 Loan Group plus 50% of the related Subordinate Percentage for that Distribution Date; (iii) if before the Distribution Date in November 2008, (x) the Subordinate Percentage for the Track 2 Loan Group for such Distribution Date is greater than twice the Subordinate Percentage as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in Track 2 Loan Group is less than or equal to 20% of the initial aggregate Class Principal Balance of the Track 2 Subordinate Certificates, then the Senior Prepayment Percentage for the Track 2 Loan Group for such Distribution Date shall equal the Senior Percentage for the Track 2 Loan Group plus 50% of the related Subordinate Percentage for that Distribution Date; (iv) if on or after the Distribution Date in November 2008, (x) the combined Subordinate Percentage for the Track 1 Loan Group for such Distribution Date is greater than or equal to twice the combined Subordinate Percentage for the Track 1 Loan Group as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in the Track 1 Loan Group is less than or equal to 30% of the initial aggregate Class Principal Balance of the Track 1 Subordinate Certificates, then the Senior Prepayment Percentage for each Certificate Group related to the Track 1 Loan Group for such Distribution Date shall equal the Senior Percentage for such Track 1 Loan Group for such Distribution Date; and (v) if on or after the Distribution Date in November 2008, (x) the combined Subordinate Percentage for the Track 2 Loan Group for such Distribution Date is greater than or equal to twice the combined Subordinate Percentage for the Track 2 Loan Group as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in the Track 2 Loan Group is less than or equal to 30% of the initial aggregate Class Principal Balance of the Track 2 Subordinate Certificates, then the Senior Prepayment Percentage for each Certificate Group related to the Track 2 Loan Group for such Distribution Date shall equal the Senior Percentage for such Track 2 Loan Group for such Distribution Date; and provided, further, that if the Delinquency/Loss Test is not satisfied for the Track 1 Loan Group or the Track 2 Loan Group, as applicable, as of the respective Distribution Date, the Subordinate Percentage for such Track 1 Loan Group or such Track 2 Loan Group, as applicable, used to calculate the Senior Prepayment Percentage for the related Distribution Date shall equal 100%.  If on any Distribution Date the allocation to the Senior Certificates in the percentage required would reduce the sum of the Class Principal Balances of the Senior Certificates related to a Loan Group below zero, the Senior Prepayment Percentage for such Distribution Date and such Loan Group shall be limited to the percentage necessary to reduce such sum to zero.

“Senior Principal Distribution Amount”:  For each Distribution Date and each Loan Group, the sum of: (i) the applicable Senior Percentage of the Principal Payment Amount for such Loan Group, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for such Loan Group, (iii) the Senior Liquidation Amount for such Loan Group, (iv) with respect to the Track 1 Loan Group, Crossover Amounts (allocable to principal), if any, received from another Loan Group in the Track 1 Loan Group and (v) the applicable Senior Prepayment Percentage of any Subsequent Recoveries, with respect to the Mortgage Loans in such Loan Group.

“Senior Subordinate Certificates”:  The Class 1B1, Class 1B2, Class 1B3, Class 2B1, Class 2B2 and Class 2B3 Certificates.

“Senior Support Certificates”:  The Class 1A2, Class 2A2, Class 4A2 and Class 5A2 Certificates.

“Servicer”:  Each of BoA, Countrywide Servicing, NatCity, RFC, SunTrust and Wells Fargo.

“Servicing Fee”:  With respect to each Distribution Date and each Mortgage Loan, the aggregate amount payable to the Servicer with respect to such Mortgage Loan, which amount payable is equal to one-twelfth of the applicable Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the Due Period related to such Distribution Date.

“Servicing Fee Rate”:  For each Mortgage Loan, the applicable per annum rate listed on the Mortgage Loan Schedule.

“Special Hazard Coverage”: For each Distribution Date, an amount equal to the greater of (i) the greatest of (A) the aggregate Scheduled Principal Balance of Mortgage Loans in the related Loan Groups related to Mortgaged Properties located in the single California zip code area with the largest aggregate Scheduled Principal Balance of related Mortgage Loans, (B) 1% of the aggregate Scheduled Principal Balance of Mortgage Loans in the related Loan Groups and (C) twice the Scheduled Principal Balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month (or, in the case of the first Distribution Date, as of the Cut-Off Date); and (ii) (A) in the case of the Track 1 Loans, $10,697,507 and (B) in the case of the Track 2 Loans, $8,000,000, minus (iii) the aggregate amount of Special Hazard Losses allocated to the Certificates on or prior to such Distribution Date; provided, however, that, in no event may the Special Hazard Coverage be less than zero.

“Special Hazard Loss”:  Any loss on a Mortgage Loan resulting from (i) damage to the related Mortgaged Property caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage) not insured against under the standard form of hazard insurance policy for the state in which the related Mortgaged Property is located or under a flood insurance policy if the Mortgaged Property is located in a federally designated flood area, or (ii) the application of the coinsurance clause contained in such hazard insurance policy; provided, however, that Special Hazard Losses shall not include losses caused by war, civil insurrection, action taken by governmental authority in hindering, combating or defending against an actual, impending or expected attack, errors in design, faulty workmanship or materials (unless the collapse of the property or a part thereof ensues, and then only the ensuing loss shall be considered a Special Hazard Loss), nuclear reaction, flood (if the Mortgaged Property is located in a federally designated flood area) and chemical contamination.

“Special Losses”:  Bankruptcy Losses, Fraud Losses or Special Hazard Losses.

“Standard Terms”:  The Standard Terms to Master Servicing and Trust Agreement October 2005 Edition, incorporated by reference in the Trust Agreement.

“Step 1 Assignment Agreements”:  Each of (1) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among GSMC, as assignor, the Depositor, as assignee, and BoA, as seller and servicer; (2) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among GSMC, as assignor, the Depositor, as assignee, and Countrywide, as seller; (3) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among GSMC, as assignor, the Depositor, as assignee, and Countrywide Servicing, as servicer; (4) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among GSMC, as assignor, the Depositor, as assignee, and Nat City, as seller and servicer; (5) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among GSMC, as assignor, the Depositor, as assignee, and RFC, as seller and servicer; (6) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among GSMC, as assignor, the Depositor, as assignee, and SunTrust, as seller and servicer; and (7) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among GSMC, as assignor, the Depositor, as assignee, and Wells Fargo, as seller and servicer.

“Step 2 Assignment Agreements”:  Each of (1) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among the Depositor, as assignor, the Trustee, as assignee, and BoA, as seller and servicer, and as acknowledged by the Master Servicer; (2) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among the Depositor, as assignor, the Trustee, as assignee, Countrywide Servicing, as servicer, Countrywide, as seller, and as acknowledged by the Master Servicer; (3) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among the Depositor, as assignor, the Trustee, as assignee, and Nat City, as seller and servicer, and as acknowledged by the Master Servicer; (4) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among the Depositor, as assignor, the Trustee, as assignee, and RFC, as seller and servicer, and as acknowledged by the Master Servicer; (5) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among the Depositor, as assignor, the Trustee, as assignee, and SunTrust, as seller and servicer, and as acknowledged by the Master Servicer; and (6) the Assignment, Assumption and Recognition Agreement dated as of October 1, 2005, among the Depositor, as assignor, the Trustee, as assignee, and Wells Fargo, as seller and servicer, and as acknowledged by the Master Servicer.

“Subordinate Certificates”:  The Class B Certificates.

“Subordinate Percentage”:  For any Distribution Date and any Loan Group, (x) 100%, minus (y) the Senior Percentage for such Loan Group.

“Subordinate Principal Distribution Amount”: For any Distribution Date and any Loan Group, (x) the sum, for such Loan Group, of the Principal Payment Amount, the Principal Prepayment Amount and the Liquidation Principal, minus (y) the Senior Principal Distribution Amount for such Loan Group, minus (z) Crossover Amounts, if any, allocable to principal paid to the Senior Certificates related to the other Loan Group.

“Subordination Levels”:  With respect to any Class of Subordinate Certificates on any specified date, the percentage obtained by dividing the sum of the Class Principal Balances of all Classes of Subordinate Certificates that are subordinate to that Class by the sum of the Class Principal Balances of all Classes of Certificates as of such date, before giving effect to distributions and allocations of Realized Losses to the Certificates on such date.

“Subsequent Recoveries”:  With respect to any Distribution Date and any Mortgage Loan, amounts received in respect of principal on such Mortgage Loan during the related Prepayment Period which have previously been allocated as a Realized Loss, Special Loss or Excess Special Loss to a Class of Certificates.

“SunTrust”:  SunTrust Mortgage, Inc., or any successor in interest.

“Super Senior Certificates”:  The Class 1A1, Class 2A1, Class 4A1 and Class 5A1 Certificates.

“Track 1 Certificates”:  The Track 1 Senior Certificates and the Track 1 Subordinate Certificates.

“Track 1 Loan Group”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5.

“Track 1 Loans”:  The Mortgage Loans in the Track 1 Loan Group.

“Track 1 Senior Certificates”:  Collectively, the Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group 4 Certificates and the Group 5 Certificates.

“Track 1 Subordinate Certificates”:  The Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5 and Class 1B6 Certificates.

“Track 2 Certificates”:  The Track 2 Senior Certificates and the Track 2 Subordinate Certificates.

“Track 2 Loan Group”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 6.

“Track 2 Loans”:  The Mortgage Loans in the Track 2 Loan Group.

“Track 2 Senior Certificates”:  The Group 6 Certificates.

“Track 2 Subordinate Certificates”:  The Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5 and Class 2B6 Certificates.

“Trust Agreement”:  This Master Servicing and Trust Agreement dated as of October 1, 2005, which incorporates by reference the Standard Terms.  Any references in any documents required hereunder, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of October 1, 2005, shall be deemed to refer to this Trust Agreement.

“Trust Estate”:  As defined in Section 2.01 hereof.

“Trustee”:  U.S. Bank National Association, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

“Undercollateralized Loan Group”: As defined in Section 3.03 hereof.

“Wells Fargo”:  Wells Fargo Bank, N.A., or any successor in interest.

ARTICLE II

FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01

Conveyance to the Trustee.  To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders, all of the Depositor’s right, title and interest in and to any and all benefits accruing to the Depositor from:  (a) the Mortgage Loans listed on each of Schedule I hereto, the related Trustee Mortgage Loan Files, and all Scheduled Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreements (other than GSMC’s rights to indemnification thereunder, which were retained by GSMC under the applicable Step 1 Assignment Agreements), as they relate to the Mortgage Loans; (c) the Custodial Agreements, as they relate to the Mortgage Loans; (d) the Assignment Agreements; (e) the REMIC I Distribution Account, the REMIC II Distribution Account, the Master Servicer Account, the Certificate Account and the Collection Accounts, as they relate to the Mortgage Loans and (f) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account, the REMIC I Distribution Account, the REMIC II Distribution Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (a) through (f) above shall be collectively referred to herein as the “Trust Estate”).

The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

It is agreed and understood by the Trustee and the Depositor that it is not intended that any mortgage loan be included in the Trust that is (i) a “High Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004, (iv) a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act effective January 1, 2005, or (v) a “High Cost Home Loan” as defined in the Illinois High Risk Home Loan Act effective January 1, 2004.

Section 2.02

Acceptance by the Trustee.  By its execution of this Trust Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of “Trust Estate” herein in trust for the exclusive use and benefit of all present and future Holders.  The Trustee has not created and will not create, and no officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust Estate contrary to the interests created by the Trust Agreement.  The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any asset included in the Trust Estate.  The Trustee is hereby directed to execute and deliver, solely in its capacity as Trustee, the Step 2 Assignment Agreements.

Section 2.03

REMIC Elections and REMIC Designation.

Elections shall be made by the Securities Administrator to treat the assets of the Trust Estate described in the definition of the term “REMIC I,” the assets of the Trust Estate described in the definition of the term “REMIC II” and the assets of the Trust Estate described in the definition of the term “REMIC III” as three separate REMICs for federal income tax purposes.  The REMIC I Regular Interests shall constitute the regular interests in REMIC I, the REMIC II Regular Interests shall constitute the regular interests in REMIC II and the Certificates (other than the Residual Certificates) shall constitute the regular interests in REMIC III.  REMIC I shall issue the Class RT1 Certificates, which shall constitute the sole class of residual interests in REMIC I; REMIC II shall issue the Class RT2 Certificates, which shall constitute the sole class of residual interests in REMIC II; and REMIC III shall issue the Class R Certificates, which shall constitute the sole class of residual interests in REMIC III.  References in the Standard Terms to REMIC I and REMIC II shall be deemed, for purposes of this Trust Agreement, to refer to REMIC I, REMIC II and REMIC III referred to herein, as modified by this Trust Agreement.

(a)

REMIC I Designations.

The pass-through rate with respect to the Class I-1B Interest and Class I-1Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 1.  The pass-through rate with respect to the Class I-2B Interest and Class I-2Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 2.  The pass-through rate with respect to the Class I-3B Interest and Class I-3Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 3.  The pass-through rate with respect to the Class I-4B Interest and Class I-4Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 4.  The pass-through rate with respect to the Class I-5B Interest and Class I-5Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 5.

As of the Closing Date and any date of determination, (i) the principal balance of the Class I-1B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 1 ; (ii) the principal balance of the Class I-2B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 2; (iii) the principal balance of the Class I-3B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 3; (iv) the principal balance of the Class I-4B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 4; and (v) the principal balance of the Class I-5B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 5.

As of the Closing Date and any date of determination, (i) the principal balance of the Class I-1Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 1 Loans as of the end of the related Prepayment Period over the principal balance of the Class I-1B Interest, (ii) the principal balance of the Class I-2Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 2 Loans as of the end of the related Prepayment Period (less $100 allocable to the Class RT1 Certificates until paid pursuant to Section 3.01(a)(ii)) over the principal balance of the Class I-2B Interest, (iii) the principal balance of the Class I-3Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 3 Loans as of the end of the related Prepayment Period over the principal balance of the Class I-3B Interest, (iv) the principal balance of the Class I-4Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 4 Loans as of the end of the related Prepayment Period over the principal balance of the Class I-4B Interest and (v) the principal balance of the Class I-5Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 5 Loans as of the end of the related Prepayment Period over the principal balance of the Class I-5B Interest.

On each Distribution Date, prior to distributions on the Certificates as provided in Section 3.01(a):  (i) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 1 shall be deemed distributed to the Class I-1B Interest and Class I-1Q Interest, (ii) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 2 (other than amounts paid to the Class RT1 Certificates pursuant to Section 3.01) shall be deemed distributed to the Class I-2B Interest and Class I-2Q Interest, (iii) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 3 shall be deemed distributed to the Class I-3B Interest and Class I-3Q Interest, (iv) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 4 shall be deemed distributed to the Class I-4B Interest and Class I-4Q Interest and (v) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 5 shall be deemed distributed to the Class I-5B Interest and Class I-5Q Interest.

Distributions of principal shall be made, and Realized Losses shall be allocated:

(i)

first, to the Class I-1B Interest, Class I-2B Interest, Class I-3B Interest, Class I-4B Interest and Class I-5B Interest, each from the related Loan Group, so that their respective principal balances (computed to at least eight decimal places) are equal to (A) 0.10% of the Group Subordinate Amount for Loan Group 1, (B) 0.10% of the Group Subordinate Amount for Loan Group 2, (C) 0.10% of the Group Subordinate Amount for Loan Group 3, (D) 0.10% of the Group Subordinate Amount for Loan Group 4 and (E) 0.10% of the Group Subordinate Amount for Loan Group 5 (except that if any such amount is a larger number than in the preceding distribution period, the least amount of principal shall be distributed or losses shall be allocated to the Class I-1B Interest, Class I-2B Interest, Class I-3B Interest, Class I-4B Interest and Class I-5B Interest, as applicable, such that the REMIC I Subordinated Balance Ratio is maintained); and

(ii)

second, any remaining amounts of principal shall be distributed and losses shall be allocated from the related Loan Group to the Class I-1Q Interest, Class I-2Q Interest, Class I-3Q Interest, Class I-4Q Interest and Class I-5Q Interest, respectively.

(b)

REMIC II Designations.

REMIC II shall issue each of the following uncertificated interests, each of which shall have the following interest rates, initial principal balances, and corresponding Class of Certificates and shall evidence ownership of a regular interest in REMIC II except to the extent provided below:

Interest	Initial Principal Balance	Interest Rate	Corresponding Class of Certificates
Class II-6A1	$ 775,768,000	(1)	6A1
Class II-2B1	$ 11,197,000	(1)	2B1
Class II-2B2	$ 4,798,000	(1)	2B2
Class II-2B3	$ 2,799,000	(1)	2B3
Class II-2B4	$ 2,400,000	(1)	2B4
Class II-2B5	$ 1,599,000	(1)	2B5
Class II-2B6	$ 1,200,355	(1)	2B6
Class II-R	(2)	(2)	(2)

(1)

For each Distribution Date, this interest shall bear interest at a per annum rate equal to the Net WAC Rate for Loan Group 6.

(2)

The Class II-R Interest shall constitute the residual interest in REMIC II.  It shall not have a principal balance and shall not bear interest.  The Class R Certificates shall represent beneficial ownership of the Class II-R Interest and of the residual interest in REMIC III.

On each Distribution Date, interest shall be distributed on each of the Interests in REMIC II at the interest rates set forth above.  In addition, on each Distribution Date, principal and Realized Losses shall be allocated among the Interests in REMIC II such that, following such allocation, the principal amount of each Interest in REMIC II equals the outstanding principal amount of the corresponding Class of Certificates for such Interest.

(c)

REMIC III Designation.  The Trust shall issue each of the following Classes of Certificates, each of which shall have the following Certificate Rates and initial Class Principal Balances and shall evidence ownership of a regular interest in REMIC III except to the extent provided below:

Class of Certificates	Initial Class Principal Balance	Initial Certificate Rate
Class 1A1	$ 114,582,000	5.22079%(1)
Class 1A2	$ 4,379,000	5.22079%(1)
Class 2A1	$ 435,290,000	4.56083%(2)
Class 2A2	$ 16,634,000	4.56083%(2)
Class 3A1	$ 107,172,000	5.19027%(3)
Class 4A1	$ 132,045,000	5.37585%(4)
Class 4A2	$ 5,046,000	5.37585%(4)
Class 5A1	$ 141,747,000	5.38441%(5)
Class 5A2	$ 5,417,000	5.38441%(5)
Class 6A1	$ 775,768,000	5.26169%(6)
Class 1B1	$ 16,464,000	4.95457%(7)
Class 1B2	$ 6,485,000	4.95457%(7)
Class 1B3	$ 4,490,000	4.95457%(7)
Class 1B4	$ 3,492,000	4.95457%(7)
Class 1B5	$ 2,494,000	4.95457%(7)
Class 1B6	$ 1,996,047	4.95457%(7)
Class 2B1	$ 11,197,000	5.26169%(8)
Class 2B2	$ 4,798,000	5.26169%(8)
Class 2B3	$ 2,799,000	5.26169%(8)
Class 2B4	$ 2,400,000	5.26169%(8)
Class 2B5	$ 1,599,000	5.26169%(8)
Class 2B6	$ 1,200,355	5.26169%(8)
Class R	$ 100	4.56083%(9)
Class RT1	$ 100	4.56083%(10)
Class RT2	$ 100	5.26169%(10)

(1)

For each Distribution Date, the Certificate Rate for the Class 1A1 and Class 1A2 Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 1.

(2)

For each Distribution Date the Certificate Rate for the Class 2A1 and Class 2A2 Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 2.

(3)

For each Distribution Date the Certificate Rate for the Class 3A1 Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 3.

(4)

For each Distribution Date, the Certificate Rate for the Class 4A1 and Class 4A2 Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 4.

(5)

For each Distribution Date, the Certificate Rate for the Class 5A1 and Class 5A2 Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 5.

(6)

For each Distribution Date, the Certificate Rate for the Class 6A1 Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 6.

(7)

For each Distribution Date, the Certificate Rate for the Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5 and Class 1B6 Certificates shall equal a per annum rate equal to the weighted average of the Net WAC Rates for Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5, weighted on the basis of the related Group Subordinate Amounts.

(8)

For each Distribution Date, the Certificate Rate for the Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5 and Class 2B6 Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 6.

(9)

For each Distribution Date, the Certificate Rate for the Class R Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 2.  The Class R Certificates represent the sole class of residual interest in REMIC III.

(10)

For each Distribution Date, the Certificate Rate for the Class RT1 and Class RT2 Certificates shall equal a per annum rate equal to the Net WAC Rate for Loan Group 2 and Loan Group 6, respectively.  The Class RT1 Certificates represent the sole class of residual interests in REMIC I and the Class RT2 Certificates represent the sole class of residual interest in REMIC II.

(d)

REMIC Final Scheduled Distribution.  The “latest possible maturity date” for each REMIC and each Class of Certificates and REMIC Regular Interests is the 36th Distribution Date following the latest stated maturity date of any Mortgage Loan included in the Trust as of the Closing Date.

ARTICLE III

REMITTING TO CERTIFICATEHOLDERS

Section 3.01

Distributions to Certificateholders.

(a)

Distributions.  In accordance with Section 3.01(d) of the Standard Terms and subject to the exceptions set forth below, on each Distribution Date, the Securities Administrator shall withdraw the aggregate Available Distribution Amount (less any amounts withdrawn pursuant to Section 3.01(a)(iv) of the Standard Terms) for Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 and shall distribute it in the following manner and order of priority:

(i)

the Available Distribution Amount for Loan Group 1 shall be distributed in the following order of priority:

(1)

first, pro rata (based on their respective Accrued Certificate Interest), to the Class 1A1 and Class 1A2 Certificates, Accrued Certificate Interest thereon; and

(2)

second, pro rata, to the Class 1A1 and Class 1A2 Certificates (based on their respective Class Principal Balances), as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group 1, until the Class Principal Balance of each such class is reduced to zero;

(ii)

the Available Distribution Amount for Loan Group 2 shall be distributed in the following order of priority:

(1)

first, pro rata (based on their respective Accrued Certificate Interest), to the Class 2A1, Class 2A2, Class R and Class RT1 Certificates, Accrued Certificate Interest thereon; and

(2)

second, sequentially, to the Class R, Class RT1 and, as a group, the Class 2A1 and Class 2A2 Certificates, in that order, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group 2, until the Class Principal Balance of each such Class is reduced to zero; provided that distributions to the Class 2A1 and Class 2A2 Certificates, as a group, will be made pro rata, based on their respective Class Principal Balances;

(iii)

the Available Distribution Amount for Loan Group 3 shall be distributed in the following order of priority:

(1)

first, to the Class 3A1 Certificates, Accrued Certificate Interest thereon; and

(2)

second, to the Class 3A1 Certificates, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group 3 for such Distribution Date, until the Class Principal Balance thereof has been reduced to zero;

(iv)

the Available Distribution Amount for Loan Group 4 shall be distributed in the following order of priority:

(1)

first, pro rata (based on their respective Accrued Certificate Interest), to the Class 4A1 and Class 4A2 Certificates, Accrued Certificate Interest thereon; and

(2)

second, pro rata, to the Class 4A1 and Class 4A2 Certificates (based on their respective Class Principal Balances), as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group 4, until the Class Principal Balance of each such Class is reduced to zero;

(v)

the Available Distribution Amount for Loan Group 5 shall be distributed as follows:

(1)

first, pro rata (based on their respective Accrued Certificate Interest) to the Class 5A1 and Class 5A2 Certificates, Accrued Certificate Interest thereon; and

(2)

second, pro rata, to the Class 5A1 and Class 5A2 Certificates (based on their respective Class Principal Balances), as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group 5 for such Distribution Date, until the Class Principal Balance of each such Class is reduced to zero;

(vi)

the Available Distribution Amount for Loan Group 6 shall be distributed in the following order of priority:

(1)

first, to the Credit Risk Advisor, the Credit Risk Advisor’s Fee, provided that upon the termination of the duties of the Credit Risk Advisor under Section 8.15 of the Standard Terms, such Credit Risk Advisor’s Fee shall instead be distributed to the Class RT2 Certificates;

(2)

second, pro rata (based on their respective Accrued Certificate Interest), to the Class 6A1 and Class RT2 Certificates, Accrued Certificate Interest thereon; and

(3)

third, sequentially, to the Class RT2 and Class 6A1 Certificates, in that order, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group 6 for such Distribution Date, until the Class Principal Balance of each such Class is reduced to zero;

(b)

Subject to the exceptions described below, unless the Class Principal Balances of a Class of Track 1 Subordinate Certificates has been previously reduced to zero, the portion of the Available Distribution Amount for the Track 1 Loan Group in the aggregate remaining after making the distributions described above in paragraphs (a)(i) through (a)(v)  shall be distributed in the following order of priority:

(i)

first, to the Class 1B1 Certificates, Accrued Certificate Interest thereon;

(ii)

second, to the Class 1B1 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(iii)

third, to the Class 1B2 Certificates, Accrued Certificate Interest thereon;

(iv)

fourth, to the Class 1B2 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(v)

fifth, to the Class 1B3 Certificates, Accrued Certificate Interest thereon;

(vi)

sixth, to the Class 1B3 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(vii)

seventh, to the Class 1B4 Certificates, Accrued Certificate Interest thereon;

(viii)

eighth, to the Class 1B4 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(ix)

ninth, to the Class 1B5 Certificates, Accrued Certificate Interest thereon;

(x)

tenth, to the Class 1B5 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(xi)

eleventh, to the Class 1B6 Certificates, Accrued Certificate Interest thereon;

(xii)

twelfth, to the Class 1B6 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero; and

(xiii)

thirteenth, to each Class of Track 1 Certificates in order of seniority (and among Classes of Senior Certificates related to the Track 1 Loan Group, pro rata, based on the amount of unreimbursed Realized Losses allocated to such Classes), up to the amount of unreimbursed Realized Losses previously allocated to that Class, if any (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts shall be reimbursed to that Class); provided, however, that any amounts distributed pursuant to this paragraph (b)(xiii) shall not cause a further reduction in the Class Principal Balance of any Class of Certificates.

(c)

Subject to the exceptions described below, unless the Class Principal Balance of a Class of Track 2 Subordinate Certificates has been previously reduced to zero, the portion of the Available Distribution Amount for the Track 2 Loan Group in the aggregate remaining after making the distributions described above in paragraph (a)(vi) shall be distributed in the following order of priority:

(i)

first, to the Class 2B1 Certificates, Accrued Certificate Interest thereon;

(ii)

second, to the Class 2B1 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(iii)

third, to the Class 2B2 Certificates, Accrued Certificate Interest thereon;

(iv)

fourth, to the Class 2B2 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(v)

fifth, to the Class 2B3 Certificates, Accrued Certificate Interest thereon;

(vi)

sixth, to the Class 2B3 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the Subordinate Principal Distribution Amount until their Class Principal Balance has been reduced to zero;

(vii)

seventh, to the Class 2B4 Certificates, Accrued Certificate Interest thereon;

(viii)

eighth, to the Class 2B4 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(ix)

ninth, to the Class 2B5 Certificates, Accrued Certificate Interest thereon;

(x)

tenth, to the Class 2B5 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero;

(xi)

eleventh, to the Class 2B6 Certificates, Accrued Certificate Interest thereon;

(xii)

twelfth, to the Class 2B6 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related Subordinate Principal Distribution Amount for such Distribution Date, until their Class Principal Balance has been reduced to zero; and

(xiii)

thirteenth, to each Class of Track 2 Certificates in order of seniority (and among Classes of Senior Certificates related to the Track 2 Loan Group, pro rata, based on the amount of unreimbursed Realized Losses allocated to such Classes), up to the amount of unreimbursed Realized Losses previously allocated to that Class, if any (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts shall be reimbursed to that Class); provided, however, that any amounts distributed pursuant to this paragraph (c)(xiii) shall not cause a further reduction in the Class Principal Balance of any Class of Certificates.

(d)

At such time as all Track 1 Certificates have been paid in full and all related Realized Losses previously allocated have been reimbursed in full (unless the allocation of Realized Losses has reduced any Class of such Certificates to zero on a previous Distribution Date, in which case no amounts shall be reimbursed to that Class), all remaining amounts related to the Track 1 Loan Group shall be distributed to the Class RT1 Certificates.

(e)

At such time as all Track 2 Certificates have been paid in full and all related Realized Losses previously allocated have been reimbursed in full (unless the allocation of Realized Losses has reduced any Class of such Certificates to zero on a previous Distribution Date, in which case no amounts shall be reimbursed to that Class), all remaining amounts related to the Track 2 Loan Group shall be distributed to the Class RT2 Certificates.

(f)

All remaining amounts shall be distributed to the Class R Certificates to the extent attributable to REMIC III, to the Class RT1 Certificates to the extent attributable to REMIC I and to the Class RT2 Certificates to the extent attributable to REMIC II.

(g)

Notwithstanding the above, if the Subordination Level for any Class of Subordinate Certificates on any Distribution Date is less than the Subordination Level on the Closing Date for such Class of Certificates (such Class, the “Affected Subordinate Certificates”), the aggregate portion of the Principal Prepayment Amount otherwise payable on such Distribution Date related to Classes of Subordinate Certificates shall be allocated as follows:

(i)

pro rata (based on their respective Class Principal Balances) to each Class of related Subordinate Certificates whose Subordination Level equals or exceeds its initial Subordination Level and the related Class of Affected Subordinate Certificates having the lowest numerical designation, or

(ii)

if no Class of related Subordinate Certificates has a Subordination Level equal to or in excess of its initial Subordination Level, to the related Class of Affected Subordinate Certificates having the lowest numerical designation up to an amount sufficient to restore its Subordination Level to its initial Subordination Level, and then to the related Class of Affected Subordinate Certificates having the next lowest numerical designation, in the same manner.

(h)

All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the outstanding principal balance of each such Certificate.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Regular Certificates, by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Holder is the registered owner of Regular Certificates with an initial principal amount of at least $1,000,000.  The Securities Administrator may charge the Holder a fee for any payment made by wire transfer.  Final distribution on the Certificates shall be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

(i)

In the event that the Track 1 Loans or the Track 2 Loans are purchased at the election of the Master Servicer pursuant to the terms of Section 4.03 hereof and Sections 10.02 and 10.03 of the Standard Terms, the Securities Administrator shall remit the amount of any Fair Market Value Excess by wire transfer of immediately available funds to the Holders of the Class RT1 Certificates, in the case of an optional purchase of the Track 1 Loans, and to the Holders of the Class RT2 Certificates, in the case of an optional purchase of the Track 2 Loans, in each case in accordance with the instructions of the applicable Certificateholder.

(j)

Any amounts remaining in the Certificate Account on any Distribution Date after all allocations and distributions required to be made by this Trust Agreement have been made shall be paid to the Holders of the applicable Residual Certificates with respect to the related REMIC.

Section 3.02

Allocation of Realized Losses and Shortfalls Realized Losses.

(i)

On each Distribution Date, Realized Losses and Special Losses (other than Excess Special Losses) realized during the prior calendar month shall be allocated to reduce the Class Principal Balances of the related Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such Class has been reduced to zero.  If the Class Principal Balances of the Track 1 Subordinate Certificates have been reduced to zero, further Realized Losses and Special Losses on the Track 1 Loans shall be allocated to the Senior Certificates related to the Loan Group or Loan Groups in which such Realized Losses or Special Losses  occurred, based on the outstanding Class Principal Balances of such Senior Certificates, in each case until each such Class Principal Balance has been reduced to zero.  If the Class Principal Balances of the Track 2 Subordinate Certificates have been reduced to zero, further Realized Losses and Special Losses  on the Track 2 Loans shall be allocated to the Senior Certificates related to the Loan Group or Loan Groups in which such Realized Losses or Special Losses  occurred, based on the outstanding Class Principal Balances of such Senior Certificates, in each case until each such Class Principal Balance has been reduced to zero; provided, however, that Realized Losses (other than Excess Special Losses) otherwise allocable to the Class 1A1 Certificates shall first be allocated to the Class 1A2 Certificates, to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero, and thereafter such Realized Losses shall be allocated to the Class 1A1 Certificates, to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero; provided, further, that Realized Losses (other than Excess Special Losses) otherwise allocable to the Class 2A1 Certificates shall first be allocated to the Class 2A2 Certificates, to reduce the Certificate Balance of such Class until such Certificate balance has been reduced to zero, and thereafter such Realized Losses shall be allocated to the Class 2A1 Certificates, to reduce the Certificate Balance of such Class until such Certificate balance has been reduced to zero; provided, further, that Realized Losses (other than Excess Special Losses) otherwise allocable to the Class 4A1 Certificates shall first be allocated to the Class 4A2 Certificates, to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero, and thereafter such Realized Losses shall be allocated to the Class 4A1 Certificates, to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero; and provided, further, that Realized Losses (other than Excess Special Losses) otherwise allocable to the Class 5A1 Certificates shall first be allocated to the Class 5A2 Certificates, to reduce the Certificate Balance of such Class until such Certificate balance has been reduced to zero, and thereafter such Realized Losses shall be allocated to the Class 5A1 Certificates, to reduce the Certificate Balance of such Class until such Certificate balance has been reduced to zero.

(ii)

On any Distribution Date, any Excess Special Losses realized during the prior calendar month shall be allocated, pro rata, to (x) all Classes of Senior Certificates related to the Loan Group in which such losses occurred and (y) the related Subordinate Certificates, based on the aggregate Class Principal Balance of such Senior Certificates and the related Group Subordinate Amount of the related Subordinate Certificates, respectively.

(iii)

Whenever Realized Losses, Special Losses or Excess Special Losses are required to be allocated to a Class of Certificates, the Realized Loss, Special Loss or Excess Special Loss, as applicable, shall be allocated to Certificates of such Class of the related Loan Group or Loan Groups, as the case may be, based on their respective outstanding principal amounts.

(b)

Interest Shortfall.  Notwithstanding anything in the Standard Terms or this Trust Agreement to the contrary, on each Distribution Date, before any distributions are made on the Certificates, any Shortfall with respect to any Mortgage Loan shall be allocated to reduce the Accrued Certificate Interest on each Class of Senior Certificates related to the Loan Group of such Mortgage Loan and each Class of related Subordinate Certificates pro rata, based on the amount of Accrued Certificate Interest otherwise owing to each such Class, in the case of the Senior Certificates, and the related Apportioned Principal Balance, in the case of the Subordinated Certificates, pursuant to clause (i) of the definition of Accrued Certificate Interest.

(c)

Modification Losses.  Notwithstanding anything in the Standard Terms or this Trust Agreement to the contrary, in the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification, waiver or amendment of the terms of such Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Borrower, such modification, waiver or amendment shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates.

(d)

Subsequent Recoveries.  With respect to any Subsequent Recoveries received with respect to a Mortgage Loan, such Subsequent Recoveries shall be treated as a principal prepayment.  In addition, the Class Principal Balance of each Class of Certificates to which Realized Losses have been allocated shall be increased, sequentially in the order of payment priority, by the amount of Subsequent Recoveries, but not by more than the amount of Realized Losses previously allocated to reduce the Class Principal Balance of such Class.

Section 3.03

Crossover Amounts.

(a)

If, on any Distribution Date, the aggregate Class Principal Balance of the Group 1 Certificates, the Group 2 Certificates, the Group 3 Certificates, the Group 4 Certificates or the Group 5 Certificates exceeds the outstanding aggregate principal balance of the Mortgage Loans in the related Loan Group (such Class or Classes, the related “Affected Senior Certificates”), then future principal payments otherwise allocable to the Track 1 Subordinate Certificates shall be “crossed over” or used to repay principal of the Affected Senior Certificates by increasing the Senior Principal Distribution Amount for the Loan Group related to the Affected Senior Certificates in an amount equal to the lesser of (i) the aggregate amount of principal otherwise payable to the Track 1 Subordinate Certificates on such Distribution Date and (ii) the amount required to be paid to the Affected Senior Certificates so that their aggregate Class Principal Balance is equal to the outstanding aggregate principal balance of the Mortgage Loans in the related Loan Group.

(b)

In addition, if, as a result of rapid prepayments, the aggregate Class Principal Balance of the Group 1 Certificates, the Group 2 Certificates, the Group 3 Certificates, the Group 4 Certificates or the Group 5 Certificates has been reduced to zero and such Senior Certificates are retired, amounts with respect to the related Mortgage Loans otherwise distributable as principal on each Class of Subordinate Certificates related to Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 shall instead be distributed as principal to the Senior Certificates related to the other Loan Groups in the Track 1 Loan Group that  remain outstanding, until the Class Principal Balances of the Senior Certificates related to Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 have been reduced to zero.  In order for the distribution priority described in the foregoing sentence to apply on any Distribution Date, it must also be true that either (a) the related Subordinate Percentage for that Distribution Date is less than 200% of such Subordinate Percentage as of the Cut-Off Date, or (b) the average outstanding principal balance of the Mortgage Loans in Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 that are delinquent 60 days or more (including any such Mortgage Loans in foreclosure or bankruptcy and REO properties) during the most recent three calendar months as a percentage of the related Subordinate Percentage is greater than or equal to 50%.

(c)

All distributions described in this Section 3.03 shall be made in accordance with the priorities set forth in Section 3.01.  There shall be no crossover amounts with respect to the Track 2 Loan Group or between the Track 1 Loan Group and the Track 2 Loan Group.

ARTICLE IV

THE SECURITIES

Section 4.01

The Certificates.  The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2005-AR7.  The aggregate principal amount of Certificates that may be executed and delivered under this Trust Agreement is limited to $1,797,494,702, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.04 or 5.06 of the Standard Terms.  On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor.  The table in Section 2.03(c) sets forth the Classes of Certificates and the initial Class Principal Balance for each Class of the Certificates.

Section 4.02

Denominations.  Each of the Senior Certificates and the Senior Subordinate Certificates shall be issued in fully-registered, book-entry form and shall be Book-Entry Certificates.  The Senior Certificates shall be issued in minimum denominations of $25,000 initial certificate principal balance each and multiples of $1 in excess thereof.  The Subordinate Certificates shall be issued in minimum denominations of $250,000 initial certificate principal balance each and multiples of $1 in excess thereof.  In addition, one certificate of each Class (other than the Residual Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Class Principal Balance of such Class.  Each Class of Residual Certificates shall be issued in percentage interests of 99.99% and 0.01%.  Each of the Residual Certificates and the Junior Subordinate Certificates shall be issued in fully-registered, certificated form.

Section 4.03

Redemption of Certificates.  Notwithstanding anything to the contrary in Section 10.02 of the Standard Terms, the obligations created by the Trust Agreement shall terminate (a) with respect to the Track 1 Loans upon payment to the applicable Certificateholders of all applicable amounts held in the Collection Account, the Certificate Account and the REMIC I Distribution Account required to be paid to such Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan related to the Track 1 Loan Group remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust related to the Track 1 Loan Group by the Master Servicer upon the date on which the aggregate Scheduled Principal Balance of the Track 1 Loans is equal to or less than 10% of the aggregate Scheduled Principal Balance of such Track 1 Loans as of the Cut-Off Date and (b) with respect to the Track 2 Loans upon payment to the applicable Certificateholders of all applicable amounts held in the Collection Account, the Certificate Account and the REMIC II Distribution Account required to be paid to such Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan related to the Track 2 Loan Group remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust related to the Track 2 Loan Group by the Master Servicer upon the date on which the aggregate Scheduled Principal Balance of the Track 2 Loans is equal to or less than 10% of the aggregate Scheduled Principal Balance of such Track 2 Loans as of the Cut-Off Date. Written notice of any such termination shall be given to each applicable Certificateholder, and the final distribution shall be made only upon surrender and cancellation of such Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.  Any repurchase of the assets of the Trust pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04

Securities Laws Restrictions.  Each of the Class 1B4, Class 1B5, Class 1B6, Class 2B4, Class 2B5 and Class 2B6 Certificates is a Class of Junior Subordinate Certificates subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms.  The Class R, Class RT1 and Class RT2 Certificates are Residual Certificates subject to Section 5.05(c) of the Standard Terms.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.01

Request for Opinions.  (a) The Depositor hereby requests and authorizes McKee Nelson LLP, as its special counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Securities Administrator, Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Securities Administrator, the Trustee, and Rating Agency or their respective counsels.

(a)

The Trustee hereby requests and authorizes its counsel to issue on its behalf such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02

Schedules and Exhibits.  Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated hereby and by the Standard Terms.  Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03

Governing Law.  THIS TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 5.04

Counterparts.  This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05

Notices.  All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Depositor, 85 Broad Street, New York, New York 10004, Attention: President (telecopy number (212) 902-3000 and email addresses: howard.altarescu@gs.com and anton.kuzmanov@gs.com) or such other address, telecopy number or email address as may hereafter be furnished to each party to the Trust Agreement in writing by the Depositor, (b) in the case of the Securities Administrator, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: GSR 2005-AR7 or such other address or telecopy number as may hereafter be furnished to each party to the Trust Agreement in writing by the Securities Administrator (c) in the case of the Trustee, U.S. Bank National Association, One Federal Street, Third Floor Boston MA 02110, Attn: Corporate Trust Services/GSR Mortgage 2005-AR7 or such other address, telecopy number or email may hereafter be furnished to each party to the Trust Agreement in writing by the Trustee, and (d) in the case of the Master Servicer, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland  21046, Attention: Corporate Trust Group (GSR 2005-AR7) (or in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland  21045) Telephone:  (410) 884-2000 Facsimile:   (410) 715-2380.  The addresses of the rating agencies required to be stated herein pursuant to Section 11.08(c) of the Standard Terms are Standard & Poor’s Ratings Services, 55 Water Street, 40th Floor, New York, New York 10041 and Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007.

[Signature page follows]

IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer, the Securities Administrator and the Custodian have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

GS MORTGAGE SECURITIES CORP.

as Depositor

By:

 /s/ Greg A. Finck

Name: Greg A. Finck

Title:   Managing Director

WELLS FARGO BANK, N.A.

as Master Servicer

By:

 /s/ Sandra Whalen

Name: Sandra Whalen

Title:   Vice President

U.S. BANK NATIONAL ASSOCIATION
 as Trustee

By:

 /s/ Maryellen Hunter

Name: Maryellen Hunter

Title:   Assistant Vice President

WELLS FARGO BANK, N.A.

as Securities Administrator

By:

 /s/ Sandra Whalen

Name: Sandra Whalen

Title:   Vice President

JPMORGAN CHASE BANK,

NATIONAL ASSOCIATION

 as a Custodian

By:  /s/ Gloria Sadler

Name: Gloria Sadler

Title:   Authorized Signatory

WELLS FARGO BANK, N.A.,

 as a Custodian

By:  /s/ Sandra Whalen

Name: Sandra Whalen

Title:   Vice President

THORNBURG MORTGAGE HOME

LOANS, INC.,

as Credit Risk Advisor

By:  /s/ Deborah J. Burns

Name: Deborah J. Burns

Title:   Senior Vice President

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this ___ day of October 2005, by _____________, a ____________ for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission expires:

STATE OF MASSACHUSETTS

)

)  ss.:

COUNTY OF SUFFOLK

      )

The foregoing instrument was acknowledged before me in the County of Suffolk, this ___ day of October 2005, by _______________, a ___________ of U.S. Bank National Association, on behalf of the company.

Notary Public

My Commission expires:

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this ___ day of October 2005, by _______________, a ___________ of Wells Fargo Bank, N.A., on behalf of the company.

Notary Public

My Commission expires:

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this ___ day of October 2005, by _______________, a ___________ of Wells Fargo Bank, N.A., on behalf of the company.

Notary Public

My Commission expires:

STATE OF TEXAS

)

)

ss.:

COUNTY OF ____________

)

The foregoing instrument was acknowledged before me in the County of __________________, this ___ day of October 2005, by _______________, a ___________ of JPMorgan Chase Bank, National Association on behalf of the company.

Notary Public

My Commission expires:

STATE OF TEXAS

)

)

ss.:

COUNTY OF ____________

)

The foregoing instrument was acknowledged before me in the County of __________________, this ___ day of October 2005, by _______________, a ___________ of Wells Fargo Bank, N.A. on behalf of the company.

Notary Public

My Commission expires:

STATE OF ______________

)

)

ss.:

COUNTY OF ____________

)

The foregoing instrument was acknowledged before me in the County of __________________, this ___ day of October 2005, by _______________, a ___________ of Thornburg Mortgage Home Loans, Inc. on behalf of the company.

Notary Public

My Commission expires:

SCHEDULE I

MORTGAGE LOANS

SCHEDULE IA

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION-CUSTODIED MORTGAGE LOANS

SCHEDULE IB

WELLS FARGO BANK, N.A.-CUSTODIED MORTGAGE LOANS

EXHIBIT 1A1

FORM OF CLASS 1A1 CERTIFICATE

EXHIBIT 1A2

FORM OF CLASS 1A2 CERTIFICATE

EXHIBIT 2A1

FORM OF CLASS 2A1 CERTIFICATE

EXHIBIT 2A2

FORM OF CLASS 2A2 CERTIFICATE

EXHIBIT 3A1

FORM OF CLASS 3A1 CERTIFICATE

EXHIBIT 4A1

FORM OF CLASS 4A1 CERTIFICATE

EXHIBIT 4A2

FORM OF CLASS 4A2 CERTIFICATE

EXHIBIT 5A1

FORM OF CLASS 5A1 CERTIFICATE

EXHIBIT 5A2

FORM OF CLASS 5A2 CERTIFICATE

EXHIBIT 6A1

FORM OF CLASS 6A1 CERTIFICATE

EXHIBIT 1B1

FORM OF CLASS 1B1 CERTIFICATE

EXHIBIT 1B2

FORM OF CLASS 1B2 CERTIFICATE

EXHIBIT 1B3

FORM OF CLASS 1B3 CERTIFICATE

EXHIBIT 1B4

FORM OF CLASS 1B4 CERTIFICATE

EXHIBIT 1B5

FORM OF CLASS 1B5 CERTIFICATE

EXHIBIT 1B6

FORM OF CLASS 1B6 CERTIFICATE

EXHIBIT 2B1

FORM OF CLASS 2B1 CERTIFICATE

EXHIBIT 2B2

FORM OF CLASS 2B2 CERTIFICATE

EXHIBIT 2B3

FORM OF CLASS 2B3 CERTIFICATE

EXHIBIT 2B4

FORM OF CLASS 2B4 CERTIFICATE

EXHIBIT 2B5

FORM OF CLASS 2B5 CERTIFICATE

EXHIBIT 2B6

FORM OF CLASS 2B6 CERTIFICATE

EXHIBIT R

FORMS OF CLASS R CERTIFICATES

EXHIBIT RT1

FORMS OF CLASS RT1 CERTIFICATES

EXHIBIT RT2

FORMS OF CLASS RT2 CERTIFICATES